                           SCHEDULE 14A (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
    6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Under Rule 14a-12

                         International Electronics, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    5) Total fee paid:

--------------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:

--------------------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    3) Filing Party:

--------------------------------------------------------------------------------

    4) Date Filed:

--------------------------------------------------------------------------------

                         INTERNATIONAL ELECTRONICS, INC.
                               427 Turnpike Street
                           Canton, Massachusetts 02021

                       -----------------------------------

                    Notice of Special Meeting in Lieu of the
                         Annual Meeting of Shareholders

                       -----------------------------------


          Notice is hereby given that a Special Meeting in Lieu of the Annual Meeting of Shareholders of International Electronics, Inc., a Massachusetts corporation (the "Company") will be held at the Company's offices at 427 Turnpike Street, Canton, Massachusetts at 10:00 a.m., local time, on Tuesday, March 26, 2002, for the following purposes:

     1. To elect two Class II Directors to serve for three years and until each of their successors is chosen and qualified.

     2.   To transact such other business as may come before the meeting.

          Only shareholders of record at the close of business on February 8, 2002 are entitled to notice of and to vote at the meeting.

          Please complete, sign, and date the enclosed proxy, and mail it as promptly as possible in the enclosed self-addressed envelope. If you attend the meeting and desire to vote in person, the proxy will not be used.

                                             By order of the Board of Directors,


                                             Peter Myerson, Clerk

Canton, Massachusetts
February 20, 2002

                         INTERNATIONAL ELECTRONICS, INC.
                               427 Turnpike Street
                           Canton, Massachusetts 02021

                       ---------------------------------

                                 Proxy Statement

                       ---------------------------------

         The accompanying proxy is solicited by the Board of Directors of International Electronics, Inc., a Massachusetts corporation (the "Company") for use at a Special Meeting in Lieu of the Annual Meeting of Shareholders to be held March 26, 2002.

                               PROXY SOLICITATION

         Proxies in the accompanying form, properly executed and received prior to the meeting and not revoked, will be voted as specified, or if no instructions are given, will be voted in favor of the proposals described herein. Proxies may be revoked at any time prior to the meeting by written notice given to the Clerk of the Company. No dissenter to any action proposed will have any right to appraisal as a result of voting against a proposed action. The cost of this solicitation shall be borne by the Company. Solicitation of the Proxies by telephone or in person may be made by the Company's Directors, Officers or other employees, but any such solicitations will be carried on during working hours and for no additional cost, other than the time expended and telephone charges in making such solicitations. The approximate date on which this Proxy Statement and the accompanying proxy card will be mailed to shareholders is February 20, 2002.

                       INFORMATION AS TO VOTING SECURITIES

         Each outstanding share of the Company's common stock, $0.01 par value per share, is entitled to one vote. Only shareholders of record at the close of business on February 8, 2002 will be entitled to vote at the meeting. On that date, there were 1,570,647 shares of common stock of the Company outstanding.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         Set forth below is information concerning ownership of the Company's $0.01 common stock as of January 31, 2002, (i) by all persons known by the Company to own beneficially 5% or more of the outstanding common stock, (ii) by each director and Named Executive Officer of the Company and (iii) by all directors and executive officers as a group.

                                               Number of Shares         Percent of
                                                And Nature of           Common Stock
Name and Address of Beneficial Owner        Beneficial Ownership/(1)/      Owned
------------------------------------        --------------------        ------------
Executive Officers and Directors:

    John Waldstein                              267,631/(2)/               15.8%
    c/o International Electronics, Inc.
    427 Turnpike Street
    Canton, Massachusetts

    Steven Tannenbaum                           234,127/(3)/               14.9%
    125 Country Club Road
    Newton, Massachusetts

                                                           Number of Shares          Percent of
                                                            And Nature of           Common Stock
Name and Address of Beneficial Owner                    Beneficial Ownership/(1)/      Owned
------------------------------------                    --------------------        ------------
Executive Officers and Directors:

         Heath Paley                                              44,852/(4)/           2.8%
         c/o International Electronics, Inc.
         427 Turnpike Street
         Canton, Massachusetts

         James Brierley                                           40,076/(5)/           2.5%
         c/o International Electronics, Inc.
         427 Turnpike Street
         Canton, Massachusetts

         Christopher Hentschel                                    30,967/(6)/           1.9%
         c/o International Electronics, Inc.
         427 Turnpike Street
         Canton, Massachusetts

         Kenneth Moyes                                            25,430/(7)/           1.6%
         526 Boston Post Road
         Wayland, Massachusetts

         Diane Balcom                                             20,560/(8)/           1.3%
         1403 Sharps Hill Road
         Pittsburgh, Pennsylvania


         All directors and executive officers
         as a group (7 persons)                                  663,643/(9)/          37.0%

5% Shareholder:

         Warren Paley                                            217,267               13.8%
         3 Mill Street
         New Baltimore, New York

(1) Except as otherwise indicated below, the named owner has sole voting and investment power with respect to the shares set forth. No arrangements are known to the Company, which may result in a change in control. The number of shares shown does include shares which may be acquired through the exercise of options and warrants, which are exercisable currently or within sixty (60) days after January 31, 2002.

(2) Includes vested options and warrants to purchase an aggregate 125,792 shares of the Company's common stock granted at prices ranging from $0.74- $2.12 per share. Includes 6,234 shares of common stock held by Mr. Waldstein's wife. Mr. Waldstein disclaims beneficial ownership of these shares.

(3) Includes 181,977 shares of common stock held by Greenwood Capital Limited Partnership ("GCLP"). Mr. Tannenbaum serves as the president, sole stockholder and sole director of Greenwood Investments, Inc., which is the sole general partner of GCLP and has sole voting and investment power with respect to such shares. With respect to the remaining 52,150 shares of common stock, Mr. Tannenbaum holds such shares jointly with his wife and has shared voting and investment power.

(4) Includes vested options to purchase an aggregate 21,167 shares of the Company's common stock granted at prices ranging from $0.81-$2.81 per share.

(5) Includes vested options to purchase an aggregate 32,500 shares of the Company's common stock granted at prices ranging from $1.35-$2.54 per share.

         (Footnotes continued on next page)

(6) Includes vested options to purchase an aggregate 22,667 shares of the Company's common stock at prices ranging from $0.81-$2.54 per share.

(7) Includes 4,000 shares of common stock held in trust for the benefit of Mr. Moyes' minor children. Mr. Moyes serves as co-trustee of two such trusts. Includes vested options to purchase an aggregate 7,750 shares of the Company's common stock at prices ranging from $1.17-$2.81 per share.

(8) Includes vested options to purchase an aggregate 11,500 shares of the Company's common stock at prices ranging from $0.72-$2.81 per share.

(9) Includes vested options and warrants to purchase an aggregate 221,376 shares of the Company's common stock granted at prices ranging from $0.72-$2.81 per share.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         Shares represented by proxies in the enclosed form, unless the proxies otherwise direct, will be voted as follows: to elect Diane Balcom and Kenneth Moyes each to a three-year term as Class II Directors to the Company's Board of Directors and until their respective successor is chosen and qualified.

         The following table sets forth the name and age of each executive officer, director and nominee of the Company. The narrative following the table describes the principal employment of each executive officer, director and nominee. For each person presently serving as director, the table sets forth the date on which he/she was first elected director.

                                                                                   Year
                                 Position with                   Director    Current Term     Class of
Name                     Age     the Company                       Since      Will Expire     Director
----                     ---     -----------                       -----      -----------     --------
John Waldstein           48      Chairman of the Board,              1982         2003           III
                                 President, Chief Executive
                                 Officer, Treasurer, Chief
                                 Financial Officer and Director
James C. Brierley, Jr.   50      Vice President of Sales             -             -               -
                                 and Marketing
Christopher Hentschel    57      Vice President of Engineering       -             -               -
Diane Balcom             59      Director                            1989         2002            II
Kenneth Moyes            45      Director                            1998         2002            II
Heath Paley              53      Director                            1990         2004             I
Steven Tannenbaum        41      Director                            2002         2003           III

         Directors of the Company hold office on the following basis and thereafter until their successors are chosen and qualified. Class I Directors will serve in office for two years until the annual meeting anticipated to occur in March 2004, and thereafter will serve for three-year terms. Class II Directors will serve in office for a three-year term beginning March 26, 2002. Class III Directors will serve in office for one year until the annual meeting anticipated to occur in March 2003, and thereafter will serve for three-year terms. The officers of the Company hold office until their successors are chosen and qualified. The following is a summary of the background of those individuals listed in the above table.

         John Waldstein has been employed by the Company since 1978, has been Treasurer since March 1982, was Vice President between January 1983 and May 1988, Chief Financial Officer since February 1988, Chief Operating Officer from February 1988 to May 1988, President and Chief Executive Officer since May 1988, and Chairman of the Board since November 1990. Mr. Waldstein is a graduate of Harvard College. See "Executive Compensation-Compensation on Involuntary Termination."

     James C. Brierley, Jr. has been employed by the Company since October 1995. Initially engaged as a consultant to develop a business strategy for the Company's line of industrial access control products, he was appointed Director of Sales and Marketing in October 1997 and was appointed Vice President of Sales and Marketing in April 1998. Prior to joining the Company, from September 1994 to September 1995, he was the Vice President of Product Marketing for The Shareholders Services Group, a division of First Data Corporation. From 1981 to June 1994, he was employed by Digital Equipment Corporation where he became Director of Product Management specializing in distributed database client server products. Prior to that, Mr. Brierley was a Certified Public Accountant with Coopers & Lybrand. See "Executive Compensation-Compensation on Involuntary Termination."

     Christopher Hentschel was appointed the Company's Vice President of Engineering in March 1995 and had previously been Chief Engineer since 1989. Before joining the Company, Mr. Hentschel was a founder and Vice President of Engineering of Guard Aware, Inc. Mr. Hentschel is a graduate of Wentworth Institute. See "Executive Compensation-Compensation on Involuntary Termination."

     Diane Balcom became a member of the Board of Directors in July 1989. Since February 2001, Ms. Balcom has served as an independent consultant to a variety of non-profit organizations in Southwestern Pennsylvania. From October 1998 to February 2001, Ms. Balcom served as the Executive Director of the Pittsburgh Mercy Foundation. From September 1997 to September 1998, she held the position of Director of Development for Children's Hospital of Pittsburgh. From August 1994 to August 1997, Ms. Balcom was the Chapter Director of the Juvenile Diabetes Foundation of Western Pennsylvania. She has been an adviser to the Company on corporate and financial matters since 1985. From January 1989 to August 1994, Ms. Balcom operated a consulting practice, which provided services related to private and public financing for small and medium-sized companies. From March 1987 to January 1989, she served as Vice President and Chief Financial Officer for Environmental Diagnostics, Inc., a publicly held company. Prior to that, Ms. Balcom held various senior management positions in Corporate Finance and Research for 13 years with brokerage firms on the West Coast.

     Kenneth Moyes was appointed to the Board of Directors in October 1998. Since August 1994, Mr. Moyes has been the President and founder of EH Publishing, Inc., an information provider for the home systems industry. From January 1990 to May 1994, Mr. Moyes served as President and Chief Executive Officer of Arius, Inc., an international distributor of security products. During May 1995, Arius filed for bankruptcy. Prior to that, Mr. Moyes was employed by Geneva Merchant Bankers as a junior partner, founded Moyes and Company, a management consulting firm, and was a Certified Public Accountant with Peat, Marwick, Mitchell and Company.

     Heath Paley became a member of the Board of Directors in 1990. Since May 1996, Mr. Paley has been a self-employed computer consultant. He had been the Company's Director of Management Information Systems from September 1994 until May 1996 and was the Company's Chief Operating Officer and Executive Vice President from June 1990 to August 1994. From 1983 to June 1990, Mr. Paley was President and a founder of Ecco Industries, Inc. From 1980 to 1983, he was President of the Maine Woods Shoe Division of Bennett Industries. Heath Paley is the son of Warren Paley. See "Security Ownership of Certain Beneficial Owners and Management."

     Steven Tannenbaum was appointed to the Board of Directors in January 2002. Since 1993, Mr. Tannenbaum has been the President of Greenwood Investments, Inc., which serves as the general partner of Greenwood Capital Limited Partnership and other partnerships engaged in investment management and real estate development.

     During the fiscal year ending August 31, 2001, the Board of Directors held 7 meetings (including regularly scheduled, telephone, special meetings and actions by unanimous written consent).

     The Board of Directors has an Audit Committee. The Audit Committee is comprised of Diane Balcom, Kenneth Moyes and Heath Paley, the majority of whom are independent, as defined by the applicable listing standards of the National Association of Securities Dealers. The Audit Committee reviews the professional services provided by the Company's independent accountants, the independence of such accountants from the Company's management, the Company's annual and quarterly financial statements and the Company's system of internal accounting controls. The Audit Committee also reviews such other matters with respect to its accounting, auditing and financial reporting practices as it may find appropriate or may be brought to its attention. The Audit Committee, during the year ended August 31, 2001, held two meetings. For additional information concerning the Audit Committee, see "Independent Auditors - Report of the Audit Committee".

         The Company's Compensation Committee of the Board of Directors is comprised of Diane Balcom and Kenneth Moyes. The Compensation Committee is responsible for evaluating and approving the compensation arrangements for each of the Company's executive officers, including the granting of options to purchase shares of common stock under the Company's stock option plans. The Compensation Committee, during the year ended August 31, 2001, held two meetings. The Company has no nominating committee.

         The Board of Directors recommends that shareholders vote FOR the election of Diane Balcom and Kenneth Moyes as Class II Directors on the Board of Directors to serve for a three year term and until each of their successors is chosen and qualified.

                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning the compensation for each of the last three fiscal years ended August 31, 2001, of the Company's President and Chief Executive Officer, and the other executive officers of the Company who received at least $100,000 of compensation during any of these years (the "Named Executive Officers"):

                           Summary Compensation Table


                                                                         Long-Term
                                                                       Compensation
                                     Annual Compensation(2)            ------------
                            --------------------------------------       Options           All Other
Name                        Year     Salary    Commission/Bonus(3)       (Shares)       Compensation(1)
----                        ----     ------    -------------------       --------       ---------------
John Waldstein              2001    $155,536         $9,091                7,000            $15,656
President and               2000     145,217         50,000               12,500             16,234
Chief Executive Officer     1999     141,014          7,000               29,500             16,233

James Brierley, Jr.         2001     124,885           -                     -                  -
Vice President of           2000     120,065          9,500                5,000                -
Sales and Marketing         1999      99,959         16,000                  -                  -

Christopher Hentschel       2001     116,550           -                     -                  -
Vice President of           2000     105,196          6,000                5,000                -
Engineering                 1999      96,972          8,000                3,333                -


(1) Represents the cost of a split dollar whole life insurance policy with a face value of $1,005,000 as of August 31, 2001 and a long-term disability policy. The Company is a beneficiary of the life insurance policy to the extent of all premiums paid upon the death of John Waldstein. Mr. Waldstein may purchase the life insurance policy upon termination of his employment for the cash surrender value as of August 31, 2001.

(2)      Does not include perquisites, which do not exceed 10% of annual salary.

(3) Amount represents commissions and/or bonus earned during the applicable year.

         The Company's Board of Directors, commencing in fiscal 1993, established an annual bonus plan for officers and certain key employees. The available funds for the plan shall be up to five percent of income before taxes. The final amount and subsequent distribution to employees and officers shall be determined by the Company's Compensation Committee.

Options Granted During Fiscal 2001

         The following table sets forth certain information with respect to the grant of stock options in fiscal 2001 to any of the Named Executive Officers:

                                                                                        Potential Realizable
                                              Individual Grants                           Value of Assumed
                       ---------------------------------------------------------------      Annual Rates of
                      Number of        Percent of                                            Stock Price
                        Shares        Total Options                                       Appreciation for
                      Underlying       Granted To         Exercise                        Option  Term (2)
                        Options         Employees           Price       Expiration         ---------------
Name                  Granted (1)        In Year          Per Share        Date              5%($)  10%($)
----                  -------            -------          ---------        ----              -----  ------
John Waldstein          7,000              15%              $1.70       Aug. 30, 2010       $7,484   $18,966


(1)      The options vest annually over a 4-year period from the date of grant.

(2) Amount represents hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date.

Compensation on Involuntary Termination

         John Waldstein has an employment contract with the Company which provides for certain compensation to be paid to him if he is discharged by the Company without cause, as defined, before the end of the term of his contract. Mr. Waldstein has a continuous three-year employment contract with a current minimum annual salary of approximately $160,000, subject to adjustment for inflation, plus an annual minimum bonus of $50,000 payable upon the achievement of specified goals and objectives. The salary and bonus of Mr. Waldstein is subject to performance reviews and annual adjustment as determined by the Company's Compensation Committee.

         If the employment of Mr. Waldstein is terminated by the Company without cause, or if there is the election of a slate of board of director members not approved by Mr. Waldstein or a change in status as a result of an acquisition, merger or sale of assets (an "Acquisition"), the Company is obligated to pay at such termination an amount equal to his total salary and benefits to the conclusion of the contract period. In the event of an Acquisition of the Company, Mr. Waldstein's base salary shall increase to a minimum annual salary of $175,000, based on future adjustments for inflation. As of February 1, 2002, John Waldstein's base salary to the conclusion of his contract period is approximately $480,000, plus future cost of living adjustments.

         After an Acquisition of the Company, provided Mr. Waldstein continues his employment for at least a six-month period, and he subsequently voluntarily resigns, he shall be paid severance of one year's compensation and benefits. For each additional six months that he works thereafter, in the event Mr. Waldstein subsequently voluntarily resigns, he shall be paid severance of an additional six months compensation and benefits provided any such severance payments shall not exceed three years of compensation.

         In addition to the foregoing, the Company also has employment arrangements with certain key management (including Messrs. Brierley and Hentschel) that require salary and benefit continuation for one year in the event of a termination of such employment as a result of an Acquisition. As of February 1, 2002, the annual salaries of such management personnel represent an aggregate of $427,000.

Year End Option Table

         The following table sets forth the number and value of unexercised options held as of August 31, 2001 by the Named Executive Officers:

                   Aggregated Option Exercises In Last Fiscal
                     Year and Fiscal Year End Option Values

                                                                                     Value of Unexercised
                                                      Number of Unexercised         In-the-Money Options at
                        Shares                    Options at End of Fiscal 2001     End of Fiscal 2001 (1)
                      Acquired on      Value      -----------------------------     ----------------------
Name                   Exercise    Realized (3)      Exercisable Unexercisable     Exercisable Unexercisable
----                   --------    ------------      ----------- -------------     -------------------------
John Waldstein (2)      13,333        $12,466          117,792         34,875         $103,945     $24,161
James Brierley, Jr.        -             -              27,500          2,500           22,075       2,125
Christopher Hentschel      -             -              17,584          3,417           10,722       2,421


(1) Difference between the fair market value of the underlying common stock on November 2, 2001 and the exercise price.

(2) Includes warrants to purchase an aggregate of 35,000 shares of common stock. See Note 9 to the Consolidated Financial Statements.

(3) Difference between fair market value of the underlying common stock on the date of exercise and the exercise price, multiplied by the number of shares issued upon exercise.

Compensation of Directors

         Directors who are not officers receive $500 for each Board of Directors meeting and $500 for each Committee meeting that they attend in person or by telephone conference call. For the fiscal year ended August 31, 2001, directors' fees were paid in the amounts of $3,500 to Ms. Balcom, $4,500 to Mr. Moyes and $3,500 to Mr. Paley.

Other Matters

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership with the Securities and Exchange Commission ("SEC") and NASD. Executive officers, directors, and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         The Company believes that all filing requirements applicable under
Section 16(a) to its executive officers, directors and 10% shareholders were complied with for fiscal 2001.

                              INDEPENDENT AUDITORS

General

       Deloitte & Touche LLP has served as the Company's independent auditors since 1982. The Company's management anticipates that Deloitte & Touche LLP will also serve as the Company's auditors in connection with the financial statements to be prepared for the fiscal year ending August 31, 2002. No representative of Deloitte & Touche LLP is expected to attend the meeting of Shareholders.

Audit Fees

       The aggregate fees billed by Deloitte & Touche LLP for services completed during the year ended August 31, 2001 were $62,000 for its audit and quarterly reviews.

Financial Information Systems Design and Implementation Fees

       During the year ended August 31, 2001, Deloitte & Touche LLP did not provide any services to the Company relating to financial information systems design and implementation.

All Other Fees

       Deloitte & Touche LLP billed $15,000 during the year ended August 31, 2001 for all other non-audit services, which included services rendered in connection with tax planning and compliance services.

Report of the Audit Committee

       The Audit Committee's purpose is to assist the Board of Directors in its oversight of the Company's financial accounting, reporting and internal controls. The Audit Committee operates pursuant to a charter approved by the Board of Directors, a copy of which was filed as an exhibit to the Company's definitive proxy statement for the 2001 Special Meeting in lieu of the Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission on February 23, 2001.

       Management is responsible for the preparation, presentation and integrity of the Company's consolidated financial statements, the selection of appropriate accounting and financial reporting principles, and for the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors, Deloitte & Touche LLP, are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards. The Audit Committee periodically meets with independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

       In performing its oversight role, the Audit Committee considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Committee also considered whether the provision of non-audit services by the independent auditors is compatible with maintaining the auditors' independence and has discussed with the auditors their independence.

       Based upon the Audit Committee's discussions with management and the independent auditors and the Audit Committee's review of the representations of management, and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended August 31, 2001, as filed with the Securities and Exchange Commission on November 27, 2001.

Respectively submitted by the Audit Committee

Diane Balcom, Kenneth Moyes and Heath Paley

                            PROPOSALS BY SHAREHOLDERS

       Any Shareholder who wishes to include a proposal for presentation at the next annual meeting of the Company must send such proposal to the Company and such proposal must be received by the Company no later than October 26, 2002. Any proposal submitted by a Shareholder must comply with the provision of Rule 14A-8 of the Exchange Act of 1934 as amended.

                                  OTHER MATTERS

       As of the date hereof, the Company has not been informed of any matters to be presented for action at the meeting other than those listed in the notice of meeting and referred to herein. If any other matters come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with the judgment of the persons named therein.

                              FINANCIAL STATEMENTS

       A copy of the Company's Annual Report for the fiscal year ending August 31, 2001 and the Company's Form 10-QSB for the quarter ending November 30, 2001 is being mailed to all shareholders herewith. The Annual Report and the Company's Form 10-QSB are not to be regarded as proxy solicitation material.

       Shareholders are urged to sign the enclosed form of proxy and return it at once in the envelope enclosed for that purpose.

                                            By Order of the Board of Directors,


                                            Peter Myerson, Clerk

Canton, Massachusetts
February 20, 2002

                        INTERNATIONAL ELECTRONICS, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints John Waldstein with full power of substitution, as the true and lawful attorney in fact and proxy for the undersigned to vote all shares of common stock of International Electronics, Inc. (the "Company") which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at the offices of the Company at 427 Turnpike Street, Canton, Massachusetts 02021, at 10:00 a.m. on March 26, 2002 or any adjournment thereof; such proxy being directed to vote as specified on the reverse side for the election of directors and being authorized to vote in his own discretion for each proposal as to which a specified vote is not directed. The above named proxy is directed to vote all of the undersigned's shares as follows:

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS INDICATED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NAMED NOMINEE AND FOR THE PROPOSAL.

                (Continued and to be signed on the other side.)

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                        Special Meeting of Shareholders
                        INTERNATIONAL ELECTRONICS. INC.

                                 March 26, 2002

                 Please Detach and Mail in the Envelope Provided

A [X] Please mark your
      vote as in this
      example

                             WITHHOLD
                        FOR  AUTHORITY                                                                         FOR AGAINST ABSTAIN
1. To elect Class II    [_]     [_]     Nominees:                            2. To consider and act upon such  [_]   [_]     [_]
   Directors to serve                                                           other business or further
   for 3 years and                      Class II Directors to serve 3 years:    business as may properly come
   until their successors                                                       before the meeting.
   are chosen and
   qualified                                       Diane Balcom                 Management recommends a vote FOR this action.

INSTRUCTION: To withhold authority to              Kenneth Moyes             Management knows of no other matters that may
vote for any individual nominee, write                                       properly be, or which are likely to be brought before
that nominee's name on the line below.                                       the meeting. However, if any other matters are properly
                                                                             brought before the meeting. The person named in this
                                                                             Proxy or his substitute will vote in accordance with
____________________________________________________                         his best judgement.

                                                                                Please mark, sign, date and return the proxy card
                                                                                promptly using the enclosed envelope.




Signature of Shareholder _________ Signature of Shareholder _________ Date _____
IMPORTANT: Please date this Proxy and sign Proxy exactly as your name appears hereon. If shares are held jointly, signature should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign and their titles.